UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of Earliest Event Reported): January 13, 2025

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14501 N Fwy, Fort Worth, Texas	76262
(Address of Principal Executive Office)	(Zip Code)

(615) 549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2025, Farmer Bros. Co., a Delaware corporation (the “Company”), announced that Thomas E. Bauer, the Company’s current Vice President, Chief Commercial Officer, has been appointed as Vice President, Chief Field Operations Officer of the Company, effective immediately. Information about Mr. Bauer’s biographical and business experience is available under the heading “Executive Officers” in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 23, 2024, and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, the Company issued a press release announcing Mr. Bauer’s appointment as Vice President, Chief Field Operations Officer of the Company, as well as the appointment of Brian Miller as the Company’s new Vice President of Sales. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any previous or future filings by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated January 13, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2025

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Name:	Jared Vitemb
Title:	VP, General Counsel, Secretary and Chief Compliance Officer